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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


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                                  FORM 8-K



                            ---------------------



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 1995
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                            CROWN BOOKS CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                   0-11457                  52-1227415
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 (State or other jurisdiction       (Commission              (I.R.S. Employer
       of incorporation)            File Number)            Identification No.)


         3300 75th Avenue, Landover, Maryland                    20785
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         (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (301) 731-1200
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         (Former name or former address, if changed since last report).


         The total number of sequentially numbered pages is 8.






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Item 1.  Changes in Control of Registrant

         The discussion under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.  Other Events

         Overview of Settlement with Ronald Haft

         On October 6, 1995, the Executive Committee and the Special Litigation Committee of the Board of Directors of Dart Group Corporation ("Dart"), the majority shareholder of Crown Books Corporation, approved a settlement of certain litigation between Dart and Ronald S. Haft and other related transactions between Dart and Ronald S. Haft (collectively, the "Settlement"). Immediately thereafter, Dart and Ronald Haft entered into a Settlement Agreement (the "Settlement Agreement") and various related agreements. The Settlement transactions have the effect, by their terms, of transferring majority control of Dart's voting stock to voting trustees (the "Voting Trustees") under a Voting Trust Agreement (the "Voting Trust Agreement"), by and among Ronald Haft, Dart and Larry G. Schafran and Sidney B. Silverman, as initial Voting Trustees. On October 8, 1995, the Board of Directors of Dart ratified and approved the Settlement.

         Terms of Settlement with Ronald Haft

         The terms of the Settlement transactions are set forth in the documents included as exhibits to the Current Report on Form 8-K filed by Dart on October 10, 1995 (the "Dart Form 8-K"). A complete understanding of the Settlement transactions requires a review of the documents included as exhibits to the Dart Form 8-K. The summary outline of basic terms of the Settlement transactions set forth below does not necessarily reflect all of the material provisions of those documents.

         THE SUMMARY OUTLINE OF BASIC TERMS OF THE SETTLEMENT TRANSACTIONS SET FORTH BELOW ALSO ASSUMES THE VALIDITY AND LEGAL EFFECTIVENESS OF THOSE TRANSACTIONS. AS NOTED BELOW, THERE IS PENDING AND POSSIBLE FUTURE LITIGATION THAT COULD ADVERSELY AFFECT THE VALIDITY AND LEGAL EFFECTIVENESS OF THE SETTLEMENT TRANSACTIONS. NO ASSURANCE CAN BE GIVEN AS TO THE OUTCOME OF SUCH LITIGATION.

         Subject to the foregoing qualifications, the basic terms of the Settlement transactions include the following:

         - Ronald Haft transferred to Dart 172,730 shares of Dart Class B Common Stock in exchange for the issuance of 288,312 shares of Dart Class A Common Stock. These 288,312 shares of Dart Class A Common Stock have been placed by Ronald Haft into the Voting Trust under the Voting Trust Agreement. Prior to the Settlement, Herbert Haft exercised voting rights with respect to





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                 the 172,730 shares of Dart Class B Common Stock transferred to
                 Dart pursuant to the Settlement. Before July 28, 1993, he exercised such voting rights as record owner of these shares, and thereafter he exercised such voting rights pursuant to a proxy granted by Ronald Haft that entitled Herbert Haft to vote these shares "on all matters on which they are entitled to vote." The transfer of these 172,730 shares of Dart Class
                 B Common Stock shares to Dart pursuant to the Settlement causes them to become treasury shares, which are not entitled to vote.

         - Ronald Haft's option to purchase 197,048 shares of Dart Class B Common Stock pursuant to his 1993 employment agreement with Dart was amended to increase the exercise price from $89.65 to $140 per share, and these 197,048 shares of Dart Class B Common Stock were issued to Ronald Haft pursuant to his exercise of this option in exchange for $197,048 in cash (i.e., $1.00 par value per share) and a secured promissory note of Ronald Haft in the principal amount of $27,389,672 (the "$27.4 Million Note"). The $27.4 Million Note is due June 30, 2000, subject to earlier mandatory prepayment in the event of a disposition, pursuant to the Buy/Sell/Offering Agreement (discussed below), of the shares of stock held by the Voting Trustees. Interest on the $27.4 Million Note accrues at an annual rate of 8% and is due at maturity. Immediately after issuance of these 197,048 shares of Dart Class B Common Stock to him, Ronald Haft assigned such shares to the Voting Trustees under the Voting Trust Agreement.

         - Ronald Haft assigned to the Voting Trustees (i) an additional 25,246 shares of Dart Class B Common Stock and (ii) an additional 86,173 shares of Dart Class A Common Stock (subject to competing claims as to 58,029 of those shares), and agreed to assign to the Voting Trustees an additional 33,333 shares of Dart Class A Common Stock that are currently pledged as security for bank debt of Ronald Haft.

         - Dart transferred $37,925,710 to Ronald Haft and received from Ronald Haft a $37,740,162 secured promissory note (the "$37.7 Million Note"), which is due June 30, 2000, subject to earlier mandatory prepayment in the event of a disposition, pursuant to the Buy/Sell/Offering Agreement (discussed below), of the shares of stock held by the Voting Trustees.

         - Dart transferred an additional $11,621,276 to Ronald Haft in escrow, and such funds have been tendered to Herbert Haft as prepayment of a promissory note that Ronald Haft gave to Herbert Haft in 1993 as partial payment for the 172,730 shares of Dart Class B Common Stock transferred by Ronald Haft to Dart pursuant to





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                 the Settlement.  In exchange, Ronald Haft has given Dart a secured promissory note in the principal amount of $11,621,276 (the "$11.6 Million Note"), which is due June 30, 2000, subject to earlier mandatory prepayment upon the sale of Cabot-Morgan joint venture properties (discussed below).

         - Dart's wholly-owned subsidiary, Cabot-Morgan Real Estate Company ("Cabot-Morgan"), has agreed to the sale to third parties of the five properties which it owns through joint ventures with Haft-owned entities on terms to be arranged by Ronald Haft during the next five years. Cabot-Morgan has assigned its interests in the proceeds of these sales (except for the first $2.0 million) to Ronald Haft, but Ronald Haft is required to apply the first assigned sale proceeds toward payment of the $11.6 Million Note.

         - Ronald Haft and Dart have agreed to various transactions (including, among others, lease amendments and transfers of interests) relating to certain warehouse and office facility properties that Dart and/or Trak Auto Corporation lease from Haft-owned entities (collectively, the "Warehouse Transactions"). These properties include the so- called Pennsy I, Pennsy II and Pennsy III warehouse facilities in Landover, Maryland, Dart's headquarters office building on 75th Avenue in Landover, Maryland and warehouse facilities in Bridgeview, Illinois and Ontario, California. The Warehouse Transactions, which are subject to a variety of contingencies that include bankruptcy court and mortgagee approval, are intended to produce a benefit for Dart calculated to be at least $30 million. That calculation of benefit is based on a discounted present value analysis of reduced future lease obligations of Dart and Trak Auto Corporation as a result of the Warehouse Transactions. To the extent, if any, that the Warehouse Transactions fail to produce that level of benefit for Dart, the assignment to Ronald Haft of Cabot- Morgan's interests in sale proceeds will be reduced.

         - As part of the Settlement, Ronald Haft resigned all of his positions as a director or officer of Dart and its subsidiaries, effective 30 days after the date of Settlement unless the Settlement is enjoined by a court. He also consented to termination of his employment agreement with Dart without any further rights he might otherwise have under that agreement.

         - As part of the Settlement, Ronald Haft has also consented to termination of all of his outstanding stock options from Dart and its affiliated companies. Ronald Haft has relinquished options to purchase the following: (i) five shares of Dart/SFW Corp., a





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                 subsidiary of Dart that owns a 50% interest in Shoppers Food
                 Warehouse Corp., at an exercise price of $192,687.50 per share; (ii) 10,000 shares (6,666 currently exercisable) of Dart Class A Common Stock at exercise prices of between $81.50 and $89.65 per share; (iii) 10,000 shares (6,666 currently exercisable) of Crown Books Corporation Common Stock at $23.00 per share; and (iv) 10,000 shares (6,666 currently exercisable) of Trak Auto Corporation Common Stock at $12.50 per share.

         The Voting Trust Agreement provides that the Voting Trustees will be entitled to exercise the power to vote the shares they hold as Voting Trustees in such manner as they deem to be "in the best interests of Dart and all of its shareholders as a single class." After implementation of the Settlement, a total of 327,270 shares of Dart Class B Common Stock, the only class of Dart stock entitled to vote in the election of directors, are issued and outstanding. Of these shares, a total of 222,294 shares (or 67.9% of the total number of shares of Dart Class B Common Stock issued and outstanding) -- which represent voting control of Dart - - are held by the Voting Trustees.

         Larry G. Schafran and Sidney B. Silverman are serving as the initial two Voting Trustees. It is contemplated that within 90 days, Mr. Schafran and Mr. Silverman will agree upon the appointment of a permanent replacement Voting Trustee. In the event of their failure to so appoint a replacement Voting Trustee. It is contemplated that the parties will seek to have a permanent trustee appointed by the Delaware Court of Chancery.

         A Buy/Sell/Offering Agreement between Dart and Ronald Haft governs the ultimate disposition of the shares held by the Voting Trustees. That agreement gives Ronald Haft the right to "put" to Dart the stock held by the Voting Trustees at any time between January 1, 1997 and December 31, 1999, subject to certain conditions. With respect to the 222,294 shares of Class B Common Stock held by the Voting Trustees, Ronald Haft may (instead of including them in the "put") exchange them for 244,523 shares of Class A Common Stock (i.e., a 1.1 to 1 exchange ratio) and offer those 244,523 shares of Class A Common Stock to the public. Dart has an option to "call" the shares held by the Voting Trustees, if they have not previously been disposed of as described above, at any time during the first seven months of the year 2000.

         The price paid by Dart in any "put" or "call" of the shares held by the Voting Trustees will be, for shares of Class A Common Stock, an amount per share equal to $83.875 plus 8% annual interest from October 6, 1995 until the date of purchase. For shares of Class B Common Stock held by the Voting Trustees, the price per share paid by Dart in any "put" or "call" will be $154.13, plus 8% annual interest for any period after December 1996 during which Ronald Haft is denied the right to exercise the "put" or public offering option because of actual or threatened litigation.





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         The $37.7 Million Note and the $27.4 Million Note that Ronald Haft has given to Dart in connection with the Settlement both have a stated maturity date of June 30, 2000, but will be due and payable upon the closing of a "put" or "call" under the Buy/Sell/Offering Agreement. The price of the shares purchased by Dart upon the closing of a "put" or "call" would be offset against the principal and interest due on these two promissory notes.

         As previously announced, Dart will present the Settlement with Ronald Haft to the Delaware Chancery Court for its approval in connection with the dismissal of the derivative lawsuit, Kahn and The Tudor Trust v. Herbert Haft, et al., Civ. A. No. 13154 (Del. Ch. filed Sept. 29, 1993). Also as previously disclosed, the Delaware Chancery Court also has jurisdiction over a pending claim brought by Herbert Haft in July 1995 to rescind his 1993 sale of the 172,730 shares of Class B Common Stock to Ronald Haft that Ronald Haft is transferring to Dart pursuant to the Settlement. In addition, press reports since Dart's initial announcement of the Settlement on October 6 indicate that the Settlement could be subject to challenge in further litigation by Herbert Haft as well as by Gloria, Robert and Linda Haft. No assurance can be given as to the outcome of these litigation matters.

The documents implementing the Settlement contain certain provisions intended to protect Dart's interests if a challenge to the Settlement is accepted by the Delaware Chancery Court. In general terms, these provisions include the following:

         - If the Delaware Chancery Court does not approve the settlement in the Kahn action, Dart will have the right to cause the Settlement transactions to be reversed, except that (i) Ronald Haft will have up to two years to repay the $37.7 Million Note and the $11.6 Million Note, (ii) the Warehouse Transactions will proceed and (iii) the sale of the Cabot-Morgan joint venture properties will proceed, but without any assignment to Ronald Haft of Cabot- Morgan's portion of the sale proceeds.

         - If Herbert Haft succeeds through his rescission claim in reacquiring ownership of the 172,730 shares of Class B Common Stock transferred by Ronald Haft to Dart as part of the Settlement, repayment of $24.2 million of the principal amount of the $37.7 Million Note will be due within two years and the 288,312 shares of Dart Class A Common Stock issued to Ronald Haft under the Settlement will be returned to Dart.

         - If a court rules that Ronald Haft cannot transfer the 172,730 shares of Class B Common Stock to Dart because of the impact on Herbert Haft's preexisting proxy from Ronald Haft to vote those shares, then $8.0 million of the Cabot- Morgan sale proceeds will be held in escrow





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                 until the transfer occurs and may, under certain
                 circumstances, be returned to Dart.

         - If a court determines that the 197,048 shares of Class B Common Stock are not validly issued or that the Voting Trustees are not entitled to vote the shares they hold, then Dart will have the same rights (discussed above) as in the event that the Court does not approve the settlement of the Kahn lawsuit. Alternatively, Dart could elect that the 197,048 shares of Class B Common Stock be returned to Dart, that the $27.4 million promissory note be cancelled and that Ronald Haft pay $8.0 million to Dart within two years.

         Dismissal of Litigation

         Current Litigation. The Settlement resolves various pending litigation between Dart and Ronald Haft, as follows:

         - Kahn and the Tudor Trust v. Herbert Haft, et al., Civ. A. No. 13154 (Del. Ch. filed Sept. 29, 1993). The claims against Ronald Haft and Combined Properties, Inc. will be dismissed on the merits and with prejudice as against the shareholder plaintiffs and Dart, subject to approval by the Delaware Court of Chancery.

         - Ronald S. Haft v. Dart Group Corporation, Civ. A. No. 13736 (Del. Ch. filed Sept. 12, 1994). Ronald Haft, Dart and the shareholder plaintiffs have stipulated to the dismissal without prejudice of this lawsuit.

         - Dart Group Corporation and Pennsy Warehouse Leasing Corporation v. Herbert H. Haft, et al., Civ. A. No. CAL95-02302 (Prince Georges Cty., Md. Cir. Ct. filed Feb. 10,
                 1995). Dart will cause Ronald Haft to be dismissed with prejudice from this action.

         - Robert M. Haft v. Dart Group Corporation, Civ. A. No. 95-82 (D. Del. filed Feb. 10, 1995). Dart will dismiss with prejudice its counterclaim against Ronald Haft in this action.

         - Ronald S. Haft v. Herbert H. Haft, Civ. A. No. 14425 (Del. Ch. filed July 18, 1995). Ronald Haft will dismiss with prejudice his claims against Dart in this action.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CROWN BOOKS CORPORATION



                                          By:      ROBERT A. MARMON
                                                   -----------------------------
                                                   Robert A. Marmon
                                                   Chief Financial Officer

Date:  October 10, 1995





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